EXHIBIT 99.1

Capitol Bancorp Center 200 Washington Square North Lansing, MI 48933
2777 East Camelback Road
Suite 375
Phoenix, AZ 85016
www.capitolbancorp.com

Analyst Contact:	Michael M. Moran
Chief of Capital Markets
877-884-5662
Media Contact:	Joal Redmond
Corporate Communications
602-977-3797

CAPITOL BANCORP LIMITED REPORTS RECORD SECOND QUARTER
EARNINGS OF $6.9 MILLION, UP 21% YEAR-OVER-YEAR, AS EARNINGS PER
SHARE REACH NEW RECORD AT $0.47 PER SHARE

LANSING, Mich., and PHOENIX, Ariz.: July 23, 2004: Today, Capitol Bancorp Limited (NYSE:CBC) reported record second quarter 2004 earnings exceeding $6.9 million, up 21 percent from the same period in 2003. Earnings per share (EPS) of $0.47 on a diluted basis, also a quarterly record, represent a 4 percent increase over the $0.45 reported in the second quarter of 2003. Total assets approximating $3 billion represent a 19 percent increase on an annualized basis, while total portfolio loans in excess of $2.5 billion and deposits of nearly $2.5 billion reflect 24 percent and 16 percent increases, respectively, on an annualized basis.

Capitol Bancorp’s Chairman and CEO Joseph D. Reid, cited strong organic loan growth and core earnings strength as key drivers behind the Corporation’s return to its earning pace. “We are encouraged by the results of this quarter,” said Reid. “Loan demand remains steady as evidenced by the annualized 28 percent linked-quarter growth, while a stable margin and solid revenue expansion fueled our record performance. In addition, at the start of the quarter we welcomed our first affiliate community bank in North Carolina with the acquisition of First Carolina State Bank. Even when adjusting for the inclusion of First Carolina’s approximate $51 million loan portfolio, Capitol’s organic loan growth of approximately $114 million on a linked-quarter basis represents annualized growth in excess of 19 percent.”

Reid added that the Corporation’s total capital levels approximated $380 million at the end of the quarter, which will be used to support ongoing expansion plans. Such expansion includes the anticipated opening of Capitol’s 32nd affiliate community bank in Point Loma, California in the third quarter.

Record Quarterly Earnings Performance

Consolidated earnings reached another record quarterly level for Capitol at approximately $6.9 million, up 21 percent compared to the $5.7 million recorded in the second quarter of 2003. Net operating revenues also reached record levels, increasing approximately 14 percent to $37.7 million as compared to the same period in 2003. Earnings per share (EPS) increased 4 percent from $0.45 to a record $0.47 on a diluted basis and were up 7 percent, $0.49 versus $0.46, as reported for basic computations. The Corporation’s outstanding share base increased 15 percent year-over-year, from approximately 12.6 million shares to 14.5 million shares, reflecting affiliate consolidations of minority interests in accordance with Capitol’s historical operating model and the acquisition of First Carolina State Bank.

Record Six Month Operating Results

Despite a soft first quarter attributable in large part to stronger than expected organic loan growth at the beginning of the year, coupled with strategic initiatives designed to strengthen Capitol’s balance sheet and asset quality position, earnings exceeded $11.3 million for the first half of 2004, up slightly compared to the then record $11 million generated in the corresponding 2003 six-month period.

While the first six months of 2004 reflect a 63 percent increase in the provision for loan losses to just more than $6 million (with approximately $3.5 million recorded in the first quarter), record net operating revenues of $72.1 million (versus $64.7 million totaled in the first half of 2003) contributed to Capitol’s respectable first half performance.

Balance Sheet

Capitol’s equity-to-asset ratio exceeded 7.9 percent at June 30, 2004 versus 6.9 percent at June 30, 2003. The capital-to-asset ratio increased to a healthy 12.6 percent from 10.5 percent a year ago, as total capital funds exceeded $377 million on the Corporation’s approximately $3 billion consolidated balance sheet.

The Corporation’s allowance for loan losses (as a percentage of total portfolio loans) at June 30, 2004 was maintained at 1.40 percent, consistent with the 1.40 percent at year-end and in line with the 1.42 percent for the like period in 2003.

Capitol also reported that consolidated net charge-offs continued to reflect an improving trend, measuring 0.20 percent on an annualized basis for the recent quarter versus the 0.31 percent and 0.46 percent reported in the first quarter of 2004 and second quarter of 2003, respectively. The Corporation’s coverage ratio remained a healthy 133 percent at June 30, 2004.

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CAPITOL BANCORP LIMITED
SUMMARY OF SELECTED FINANCIAL DATA
(in $1,000s, except share and per share data)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2004	2003	2004	2003
Condensed statements of operations:
Interest income	$43,434	$41,087	$84,883	$81,073
Interest expense	11,486	13,121	22,705	26,120

Net interest income	31,948	27,966	62,178	54,953
Provision for loan losses	2,536	1,826	6,044	3,716
Noninterest income	5,756	5,217	9,894	9,746
Noninterest expense	24,764	21,953	48,690	43,109
Income before federal income taxes	10,644	8,905	17,588	17,162
Net income	$6,911	$5,694	$11,327	$11,007

Per share data:
Net income - basic	$0.49	$0.46	$0.81	$0.92
Net income - diluted	0.47	0.45	0.77	0.89
Book value at end of period	16.39	14.31	16.39	14.31
Common stock closing price at end of period	$26.01	$27.10	$26.01	$27.10
Common shares outstanding at end of period	14,505,000	12,567,000	14,505,000	12,567,000
Number of shares used to compute:
Basic earnings per share	14,099,000	12,347,000	13,947,000	12,024,000
Diluted earnings per share	14,804,000	12,771,000	14,711,000	12,409,000

	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter
	2004	2004	2003	2003	2003
Condensed statements of financial position:
Total assets	$2,991,830	$2,867,800	$2,737,062	$2,650,690	$2,614,376
Portfolio loans	2,511,505	2,346,978	2,247,440	2,136,860	2,083,985
Deposits	2,470,365	2,375,851	2,288,664	2,262,838	2,243,139
Stockholders’ equity	237,786	222,916	218,897	205,458	179,856
Total capital	$377,053	$365,316	$340,659	$287,530	$273,892
Key performance ratios:
Return on average assets	0.94%	0.64%	0.94%	0.92%	0.88%
Return on average equity	11.91%	7.97%	12.19%	12.56%	13.23%
Net interest margin	4.73%	4.71%	4.93%	4.87%	4.71%
Efficiency ratio	65.68%	69.62%	63.80%	64.21%	66.16%
Asset quality ratios:
Allowance for loan losses / portfolio loans	1.40%	1.41%	1.40%	1.43%	1.42%
Total nonperforming loans / portfolio loans	1.06%	0.94%	1.20%	1.48%	1.28%
Total nonperforming assets / total assets	1.00%	1.01%	1.14%	1.34%	1.22%
Net charge-offs (annualized) / average portfolio loans	0.20%	0.31%	0.43%	0.35%	0.46%
Allowance for loan losses / nonperforming loans	132.59%	149.37%	116.87%	96.16%	110.24%
Capital ratios:
Stockholders’ equity / total assets	7.95%	7.77%	8.00%	7.75%	6.88%
Total capital / total assets	12.60%	12.74%	12.45%	10.85%	10.48%

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include expressions such as “expects”, “intends”, “believes” and “should” which are not necessarily statements of belief as to the expected outcomes of future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Actual results could materially differ from those contained in, or implied by, such statements. Capitol Bancorp Limited undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release.

Supplemental analyses follow providing additional detail regarding Capitol’s financial position, results of operations, asset quality and other supplemental data.

CAPITOL BANCORP LIMITED
Consolidated Statements of Income (Unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2004	2003	2004	2003
INTEREST INCOME:
Portfolio loans (including fees)	$42,038	$39,049	$82,068	$77,434
Loans held for resale	602	900	1,025	1,662
Taxable investment securities	266	613	796	1,044
Federal funds sold	354	407	646	691
Other	174	118	348	242

Total interest income	43,434	41,087	84,883	81,073
INTEREST EXPENSE:
Deposits	8,925	11,007	17,715	22,009
Debt obligations and other	2,561	2,114	4,990	4,111

Total interest expense	11,486	13,121	22,705	26,120

Net interest income	31,948	27,966	62,178	54,953
PROVISION FOR LOAN LOSSES	2,536	1,826	6,044	3,716

Net interest income after provision for loan losses	29,412	26,140	56,134	51,237
NONINTEREST INCOME:
Service charges on deposit accounts	1,162	1,045	2,245	2,116
Trust fee income	858	641	1,739	1,163
Fees from origination of non-portfolio residential mortgage loans	1,625	2,590	2,897	4,827
Realized gains (losses) on sales of investment securities available for sale	211	(3)	(233)	0
Other	1,900	944	3,246	1,640

Total noninterest income	5,756	5,217	9,894	9,746
NONINTEREST EXPENSE:
Salaries and employee benefits	16,202	14,144	31,589	27,571
Occupancy	2,122	1,788	4,255	3,661
Equipment rent, depreciation and maintenance	1,574	1,190	2,941	2,355
Other	4,866	4,831	9,905	9,522

Total noninterest expense	24,764	21,953	48,690	43,109

Income before federal income taxes and minority interest	10,404	9,404	17,338	17,874
Federal income taxes	3,733	3,211	6,261	6,155

Income before minority interest	6,671	6,193	11,077	11,719
Minority interest in net losses (income) of consolidated subsidiaries	240	(499)	250	(712)

NET INCOME	$6,911	$5,694	$11,327	$11,007

NET INCOME PER SHARE
Basic	$0.49	$0.46	$0.81	$0.92

Diluted	$0.47	$0.45	$0.77	$0.89

CAPITOL BANCORP LIMITED
Consolidated Balance Sheets

	(Unaudited)
	June 30	December 31
	2004	2003
	(in thousands)
ASSETS
Cash and due from banks	$162,904	$145,896
Money market and interest-bearing deposits	6,248	13,570
Federal funds sold	143,562	124,157

Cash and cash equivalents	312,714	283,623
Loans held for resale	41,922	43,001
Investment securities:
Available for sale, carried at market value	32,989	83,386
Held for long-term investment, carried at amortized cost which approximates market value	14,075	9,821

Total investment securities	47,064	93,207
Portfolio loans:
Commercial	2,283,735	2,033,097
Real estate mortgage	155,585	143,343
Installment	72,185	71,000

Total portfolio loans	2,511,505	2,247,440
Less allowance for loan losses	(35,137)	(31,404)

Net portfolio loans	2,476,368	2,216,036
Premises and equipment	30,343	24,793
Accrued interest income	9,646	9,533
Goodwill and other intangibles	40,196	34,449
Other assets	33,577	32,420

TOTAL ASSETS	$2,991,830	$2,737,062

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$481,523	$435,599
Interest-bearing	1,988,842	1,853,065

Total deposits	2,470,365	2,288,664
Debt obligations:
Notes payable	128,894	92,774
Subordinated debentures	100,798	90,816

Total debt obligations	229,692	183,590
Accrued interest on deposits and other liabilities	15,518	14,965

Total liabilities	2,715,575	2,487,219
Minority interests in consolidated subsidiaries	38,469	30,946
STOCKHOLDERS’ EQUITY:
Common stock, no par value, 25,000,000 shares authorized; issued and outstanding: 2004 - 14,504,669 shares	192,510	180,957
2003 - 14,027,982 shares
Retained earnings	50,066	43,135
Market value adjustment (net of tax effect) for investment securities available for sale (accumulated other comprehensive income)	(61)	(200)

	242,515	223,892
Less unearned compensation regarding restricted stock and other	(4,729)	(4,995)

Total stockholders’ equity	237,786	218,897

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,991,830	$2,737,062

CAPITOL BANCORP LIMITED
Allowance for Loan Losses and Asset Quality Data

ALLOWANCE FOR LOAN LOSSES ACTIVITY:

	2004	2003
	(in thousands)
Allowance for loan losses at January 1	$31,404	$28,953
Allowance for loan losses of acquired bank subsidiary	724
Loans charged-off:
Commercial	(3,469)	(3,396)
Real estate mortgage	(99)	(21)
Installment	(140)	(241)

Total charge-offs	(3,708)	(3,658)
Recoveries:
Commercial	631	411
Real estate mortgage	11	—
Installment	31	67

Total recoveries	673	478

Net charge-offs	(3,035)	(3,180)
Additions to allowance charged to expense	6,044	3,716

Allowance for loan losses at June 30	$35,137	$29,489

Average total portfolio loans for period ended June 30	$2,374,923	$2,050,204

Ratio of net charge-offs (annualized) to average portfolio loans outstanding	0.26%	0.31%

ASSET QUALITY:

	June 30	Dec 31
	2004	2003
	(in thousands)
Nonaccrual loans:
Commercial	$16,823	$19,852
Real estate	886	632
Installment	569	376

Total nonaccrual loans	18,278	20,860
Past due (≥90 days) loans:
Commercial	6,947	4,544
Real estate	970	1,083
Installment	305	385

Total past due loans	8,222	6,012

Total nonperforming loans	$26,500	$26,872

OREO and repossessed assets	3,498	4,288

Total nonperforming assets	$29,998	$31,160

CAPITOL BANCORP LIMITED
Selected Supplemental Data

     EPS COMPUTATION COMPONENTS:

	Three Months Ended		Six Months Ended
	June 30		June 30
	2004	2003	2004	2003
Numerator—net income for the period	$6,911,000	$5,694,000	$11,327,000	$11,007,000

Denominator:
Weighted average number of common shares outstanding, excluding unvested shares of restricted common stock (denominator for basic earnings per share)	14,098,637	12,347,032	13,946,916	12,024,188
Weighted average number of unvested shares of restricted common stock outstanding	265,133	—	266,179	—
Effect of other dilutive securities	440,280	424,439	497,504	385,295

Denominator for diluted net income per share—
Weighted average number of common shares and potential dilution	14,804,050	12,771,471	14,710,599	12,409,483

Number of antidilutive stock options excluded from diluted earnings per share computation	721,483	100,626	—	100,626

     AVERAGE BALANCES:

	Three Months Ended		Six Months Ended
	June 30		June 30
	2004	2003	2004	2003
	(in thousands)		(in thousands)
Portfolio loans	$2,440,746	$2,068,071	$2,374,923	$2,050,204
Earning assets	2,703,000	2,376,775	2,633,520	2,331,908
Total assets	2,938,505	2,577,333	2,858,281	2,511,052
Deposits	2,431,996	2,206,526	2,371,041	2,150,588
Stockholders’ equity	232,149	172,164	227,381	168,486

About Capitol Bancorp Limited

Capitol Bancorp Limited is a $3.0 billion community bank development company, with 31 individual bank charters and bank operations in nine states. Capitol Bancorp Limited identifies opportunities for the development of new community banks, raises capital and mentors a community bank through its formative stages. Each community bank has full local decision-making authority and is managed by an on-site president under the direction of a local board of directors composed of business leaders from the bank’s community. Capitol Bancorp Limited was founded in 1988 and has headquarters in Lansing, Michigan and Phoenix, Arizona.

Capitol Bancorp’s operations include the following banks and loan production offices (LPO):

In Arizona:	Community
Arrowhead Community Bank	Glendale
Bank of Tucson	Tucson
Camelback Community Bank	Phoenix
East Valley Community Bank	Chandler
Mesa Bank	Mesa
Southern Arizona Community Bank	Tucson
Sunrise Bank of Arizona	Phoenix
Valley First Community Bank	Scottsdale
Yuma Community Bank	Yuma
Bank of Tucson – Nogales LPO	Nogales

In California:
Bank of Escondido	Escondido
Napa Community Bank	Napa
Point Loma Community Bank (in organization)	Point Loma
Sunrise Bank of San Diego	San Diego
Sunrise Bank - Orange County LPO	Irvine

In Georgia:
Sunrise Bank - Atlanta LPO	Atlanta

In Indiana:
Elkhart Community Bank	Elkhart
Goshen Community Bank	Goshen

In Michigan:
Ann Arbor Commerce Bank	Ann Arbor
Brighton Commerce Bank	Brighton
Capitol National Bank	Lansing
Detroit Commerce Bank	Detroit
Grand Haven Bank	Grand Haven
Kent Commerce Bank	Grand Rapids
Macomb Community Bank	Clinton Township
Muskegon Commerce Bank	Muskegon
Oakland Commerce Bank	Farmington Hills
Paragon Bank & Trust	Holland
Portage Commerce Bank	Portage

In Nevada:
Bank of Las Vegas	Las Vegas
Black Mountain Community Bank	Henderson
Desert Community Bank	Las Vegas
Red Rock Community Bank	Las Vegas

In New Mexico:
Sunrise Bank of Albuquerque	Albuquerque

In North Carolina:
First Carolina State Bank	Rocky Mount

In Texas:
Sunrise Bank - Dallas LPO	Dallas
Sunrise Bank - Houston LPO	Houston